EXHIBIT 99.2

SECOND QUARTER 2010

Supplemental Operating and Financial Data

Camden Yorktown - Houston, TX
Acquired July 8, 2010 - 306 Units

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500  Fax: 713-354-2700
www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
SECOND QUARTER 2010 OPERATING RESULTS

Houston, TEXAS (July 29, 2010) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and six months ended June 30, 2010.

“We are pleased to report that Camden’s second quarter operating results were better than expected,” said Richard J. Campo, Chairman and Chief Executive Officer.  “Based on these results and an improved outlook for our business, we have raised our 2010 guidance for both earnings and same property performance.”

Funds From Operations
FFO for the second quarter of 2010 totaled $0.66 per diluted share or $46.7 million, as compared to $0.72 per diluted share or $46.6 million for the same period in 2009.  FFO for the six months ended June 30, 2010 totaled $1.34 per diluted share or $93.7 million, as compared to $1.60 per diluted share or $98.2 million for the same period in 2009.  FFO for the three and six months ended June 30, 2009 included a $0.04 per diluted share impact from losses related to early retirement of debt.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported net income attributable to common shareholders (“EPS”) of $2.1 million or $0.03 per diluted share for the second quarter of 2010, as compared to $18.3 million or $0.30 per diluted share for the same period in 2009.  EPS for the three months ended June 30, 2009 included a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt.

For the six months ended June 30, 2010, net income attributable to common shareholders totaled $4.4 million or $0.06 per diluted share, as compared to $24.5 million or $0.41 per diluted share for the same period in 2009.  EPS for the six months ended June 30, 2009 included a $0.29 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 46,757 apartment homes included in consolidated same property results, second quarter 2010 same property NOI declined 4.1% compared to the second quarter of 2009, with revenues declining 3.3% and expenses declining 2.0%.  On a sequential basis, second quarter 2010 same property NOI increased 2.8% compared to the first quarter of 2010, with revenues increasing 1.5% and expenses declining 0.4% compared to the prior quarter.  On a year-to-date basis, 2010 same property NOI declined 6.6%, with revenues declining 4.0% and expenses essentially flat compared to the same period in 2009. Same property physical occupancy levels for the portfolio averaged 94.2% during the second quarter of 2010, compared to 94.3% in the second quarter of 2009 and 93.4% in the first quarter of 2010.

The Company defines same property communities as communities owned and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Development Activity
Camden completed lease-up of two development communities during the first quarter:  Camden Dulles Station in Oak Hill, VA, a $72.3 million wholly-owned project that is currently 97% occupied; and Camden Amber Oaks in Austin, TX, a $35.3 million joint venture project that is currently 97% occupied.

Lease-ups continued during the quarter at three Houston joint venture communities: Camden Travis Street, a $30.9 million project that is currently 86% leased; Braeswood Place, a $50.3 million project that is currently 81% leased; and Belle Meade, a $37.6 million project that is currently 66% leased.

Acquisition/Disposition Activity
Camden disposed of 1.7 acres of undeveloped land in Houston, TX for $0.9 million during the quarter, resulting in a gain of $236,000.  In addition, the Company designated a 602-home apartment community in Euless, TX as held-for-sale.

Subsequent to quarter-end, the Company completed two acquisitions for approximately $41 million through its Multifamily Value Add Fund, in which it has a 20% interest:  Camden Yorktown, a 306-home stabilized apartment community in Houston, TX; and Camden Ivy Hall, a 110-home substantially complete development community in Atlanta, GA.

Equity Issuance
During the second quarter, Camden issued approximately 1.9 million common shares through its at-the-market (“ATM”) share offering program at an average price of $47.24 per share, for total net consideration of approximately $89.2 million.  Year-to-date, the Company has issued approximately 2.3 million common shares through its ATM program at an average price of $46.61 per share, for total net consideration of approximately $106.4 million.

Earnings Guidance
Camden raised its earnings guidance for 2010 based on its view of the current and expected apartment market and general economic conditions.  Full-year 2010 FFO is expected to be $2.58 to $2.70 per diluted share, and full-year 2010 EPS is expected to be $0.06 to $0.18 per diluted share.  Third quarter 2010 earnings guidance is $0.62 to $0.66 per diluted share for FFO and $(0.01) to $0.03 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2010 earnings guidance is based on projections of same property revenue declines between 1.50% and 2.50%, expense growth between 0.75% and 1.25%, and NOI declines between 3.00% and 5.00%.  Additional information on the Company’s 2010 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, July 30, 2010 at 11:00 a.m. Central Time to review its second quarter 2010 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 0475524, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 187 properties containing 64,074 apartment homes across the United States.  Camden was recently named by FORTUNE® Magazine for the third consecutive year as one of the “100 Best Companies to Work For” in America, placing 10th on the list.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
	(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended June 30,				Six Months Ended June 30,
	2010		2009		2010		2009
Total property revenues (a)	$153,206		$156,308		$304,501		$312,294

EBITDA	79,997		85,188		160,247		170,460

Net income attributable to common shareholders	2,134		18,315		4,419		24,549
Per share - basic	0.03		0.30		0.06		0.42
Per share - diluted	0.03		0.30		0.06		0.41

Income from continuing operations attributable to common shareholders	1,873		399		4,030		5,676
Per share - basic	0.03		0.01		0.06		0.10
Per share - diluted	0.03		0.01		0.06		0.09

Funds from operations	46,699		46,573		93,681		98,154
Per share - diluted	0.66		0.72		1.34		1.60

Dividends per share	0.45		0.45		0.90		1.15
Dividend payout ratio	68.2%		62.5%		67.2%		71.9%

Interest expensed (including discontinued operations)	31,742		34,002		63,297		66,247
Interest capitalized	1,320		2,529		2,619		4,909
Total interest incurred	33,062		36,531		65,916		71,156

Principal amortization	1,144		1,806		2,301		4,221
Preferred distributions	1,750		1,750		3,500		3,500

Interest expense coverage ratio	2.5	x	2.5	x	2.5	x	2.6	x
Total interest coverage ratio	2.4	x	2.3	x	2.4	x	2.4	x
Fixed charge expense coverage ratio	2.3	x	2.3	x	2.3	x	2.3	x
Total fixed charge coverage ratio	2.2	x	2.1	x	2.2	x	2.2	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.5	x	2.3	x	2.5	x	2.3	x

Same property NOI increase (decrease) (b)	(4.1%)		(7.7%)		(6.6%)		(5.8%)
(# of apartment homes included)	46,757		42,670		46,757		42,670

Gross turnover of apartment homes (annualized)	66%		72%		60%		67%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	57%		59%		50%		54%

					As of June 30,
					2010		2009
Total assets					$4,594,980		$4,797,920
Total debt					$2,572,103		$2,697,818
Common and common equivalent shares, outstanding end of period (c)					71,864		68,908
Share price, end of period					$40.85		$27.60
Preferred units, end of period					$97,925		$97,925
Book equity value, end of period (d)					$1,759,503		$1,839,123
Market equity value, end of period (d)					$3,035,644		$2,001,861

(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment.

(c) Includes at June 30, 2010: 69,268 common shares (including 279 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,596).

(d) Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA	2010	2009	2010	2009
Property revenues
Rental revenues	$131,237	$134,854	$261,657	$270,490
Other property revenues	21,969	21,454	42,844	41,804
Total property revenues	153,206	156,308	304,501	312,294

Property expenses
Property operating and maintenance	44,258	44,141	88,414	86,019
Real estate taxes	18,228	18,444	36,542	36,889
Total property expenses	62,486	62,585	124,956	122,908

Non-property income
Fee and asset management income	2,045	2,244	3,883	4,275
Interest and other income	492	1,097	3,537	1,832
Income (loss) on deferred compensation plans	(3,582)	7,660	(100)	3,508
Total non-property income (loss)	(1,045)	11,001	7,320	9,615

Other expenses
Property management	5,022	4,542	10,205	9,471
Fee and asset management	1,262	1,303	2,456	2,438
General and administrative	7,367	7,246	14,771	15,478
Interest	31,742	34,002	63,297	66,247
Depreciation and amortization	42,660	43,702	86,278	87,500
Amortization of deferred financing costs	713	857	1,439	1,674
Expense (benefit) on deferred compensation plans	(3,582)	7,660	(100)	3,508
Total other expenses	85,184	99,312	178,346	186,316

Gain on sale of properties, including land	236	-	236	-
Loss on early retirement of debt	-	(2,716)	-	(2,550)
Equity in income (loss) of joint ventures	(436)	222	(541)	630
Income from continuing operations before income taxes	4,291	2,918	8,214	10,765
Income tax expense - current	(304)	(347)	(574)	(646)
Income from continuing operations	3,987	2,571	7,640	10,119
Income from discontinued operations	261	1,029	389	1,986
Gain on sale of discontinued operations	-	16,887	-	16,887
Net income	4,248	20,487	8,029	28,992
Less income allocated to noncontrolling interests from continuing operations	(364)	(422)	(110)	(943)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Net income attributable to common shareholders	$2,134	$18,315	$4,419	$24,549

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$4,248	$20,487	$8,029	$28,992
Other comprehensive income (loss)
Unrealized gain (loss) on cash flow hedging activities	(7,409)	1,361	(14,226)	(1,574)
Reclassification of net losses on cash flow hedging activities	5,784	5,469	11,663	10,744
Comprehensive income	2,623	27,317	5,466	38,162
Less income allocated to noncontrolling interests from continuing operations	(364)	(422)	(110)	(943)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Comprehensive income attributable to common shareholders	$509	$25,145	$1,856	$33,719

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.03	$0.30	$0.06	$0.42
Net income attributable to common shareholders - diluted	0.03	0.30	0.06	0.41
Income from continuing operations attributable to common shareholders - basic	0.03	0.01	0.06	0.10
Income from continuing operations attributable to common shareholders - diluted	0.03	0.01	0.06	0.09

Weighted average number of common and
common equivalent shares outstanding:
Basic	68,090	61,499	67,287	58,542
Diluted	68,386	61,499	67,521	59,025

Note:  Please refer to pages 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
FUNDS FROM OPERATIONS	2010	2009	2010	2009

Net income attributable to common shareholders	$2,134	$18,315	$4,419	$24,549
Real estate depreciation from continuing operations	41,449	42,677	83,893	85,505
Real estate depreciation from discontinued operations	130	186	325	368
Adjustments for unconsolidated joint ventures	2,298	1,961	4,461	3,877
Income allocated to noncontrolling interests	688	321	583	742
Gain on sale of discontinued operations	-	(16,887)	-	(16,887)
Funds from operations - diluted	$46,699	$46,573	$93,681	$98,154

PER SHARE DATA
Funds from operations - diluted	$0.66	$0.72	$1.34	$1.60
Cash distributions	0.45	0.45	0.90	1.15

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	70,987	64,357	70,146	61,430

PROPERTY DATA
Total operating properties (end of period) (a)	185	182	185	182
Total operating apartment homes in operating properties (end of period) (a)	63,658	62,946	63,658	62,946
Total operating apartment homes (weighted average)	50,680	50,846	50,629	50,767
Total operating apartment homes - excluding discontinued operations (weighted average)	50,078	49,573	50,027	49,494

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to pages 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2010	2010	2009	2009	2009
ASSETS
Real estate assets, at cost
Land	$746,195	$748,604	$747,921	$746,825	$746,936
Buildings and improvements	4,521,376	4,527,523	4,512,124	4,484,335	4,473,906
	5,267,571	5,276,127	5,260,045	5,231,160	5,220,842
Accumulated depreciation	(1,221,422)	(1,191,604)	(1,149,056)	(1,107,227)	(1,065,861)
Net operating real estate assets	4,046,149	4,084,523	4,110,989	4,123,933	4,154,981
Properties under development and land	199,012	196,371	201,581	279,620	268,655
Investments in joint ventures	50,392	42,994	43,542	43,236	22,334
Properties held for sale, including land	9,692	-	-	6,622	6,732
Total real estate assets	4,305,245	4,323,888	4,356,112	4,453,411	4,452,702
Accounts receivable - affiliates	31,993	32,657	36,112	35,971	35,909
Notes receivable - affiliates	38,478	46,118	45,847	54,462	54,033
Other assets, net (a)	87,371	92,983	102,114	104,669	92,421
Cash and cash equivalents	128,155	28,553	64,156	81,683	157,665
Restricted cash	3,738	3,680	3,658	3,901	5,190
Total assets	$4,594,980	$4,527,879	$4,607,999	$4,734,097	$4,797,920

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,590,287	$1,590,473	$1,645,926	$1,646,106	$1,728,150
Secured	981,816	980,188	979,273	976,051	969,668
Accounts payable and accrued expenses	63,663	69,858	74,420	78,466	65,012
Accrued real estate taxes	28,416	17,005	23,241	42,386	30,154
Other liabilities (b)	137,020	138,136	145,176	145,464	132,763
Distributions payable	34,275	33,403	33,025	33,028	33,050
Total liabilities	2,835,477	2,829,063	2,901,061	2,921,501	2,958,797

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	798	778	770	770	769
Additional paid-in capital	2,641,354	2,548,722	2,525,656	2,522,525	2,517,788
Distributions in excess of net income attributable to common shareholders	(550,039)	(520,798)	(492,571)	(383,265)	(357,168)
Notes receivable secured by common shares	(102)	(101)	(101)	(101)	(287)
Treasury shares, at cost	(461,517)	(461,517)	(462,188)	(462,188)	(462,751)
Accumulated other comprehensive loss (c)	(43,718)	(42,093)	(41,155)	(44,921)	(41,886)
Total common shareholders' equity	1,586,776	1,524,991	1,530,411	1,632,820	1,656,465
Noncontrolling interest	74,802	75,900	78,602	81,851	84,733
Total shareholders' equity	1,661,578	1,600,891	1,609,013	1,714,671	1,741,198
Total liabilities and shareholders' equity	$4,594,980	$4,527,879	$4,607,999	$4,734,097	$4,797,920

(a) includes:
net deferred charges of:	$10,193	$10,704	$11,113	$11,617	$12,108

(b) includes:
deferred revenues of:	$2,467	$2,467	$2,664	$2,938	$3,183
distributions in excess of investments in joint ventures of:	$33,074	$32,195	$31,410	$30,507	$30,287
fair value adjustment of derivative instruments:	$43,757	$42,119	$41,083	$44,730	$41,797

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2010 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Wholly - Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (b)	4,525	1,035	5,560	508	6,068	-	6,068	-	6,068
Houston, TX (c)	4,188	274	4,462	1,487	5,949	712	6,661	-	6,661
Tampa, FL	5,503	-	5,503	-	5,503	-	5,503	-	5,503
Las Vegas, NV	3,969	-	3,969	4,047	8,016	-	8,016	-	8,016
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Dallas, TX (a)	4,545	1,118	5,663	456	6,119	-	6,119	-	6,119
Los Angeles/Orange County, CA	1,770	-	1,770	711	2,481	-	2,481	-	2,481
Charlotte, NC	3,418	156	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	261	3,557	-	3,557	-	3,557	-	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
San Diego/Inland Empire, CA	1,196	-	1,196	-	1,196	-	1,196	-	1,196
Austin, TX	1,645	208	1,853	601	2,454	-	2,454	-	2,454
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Other	984	778	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	46,757	3,830	50,587	12,359	62,946	712	63,658	-	63,658

(a) Includes one redevelopment property (516 apartment homes) and one property held for sale and reported in discontinued operations (602 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 712 units completed in lease up in Houston, TX are held through joint venture investments, of which 253 units are fully consolidated.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (f)

	"Same
	Property"	Operating	Incl. JVs at		Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	Communities	Communities (d)	Pro Rata % (e)		2010	2010	2009	2009	2009
D.C. Metro	17.1%	19.5%	19.1%		95.8%	94.1%	94.1%	95.9%	95.0%
Houston, TX	8.6%	8.4%	8.7%		93.8%	93.7%	93.3%	94.8%	95.5%
Tampa, FL	8.6%	7.9%	7.6%		93.5%	92.7%	92.6%	92.9%	93.3%
Las Vegas, NV	7.2%	6.7%	7.5%		92.3%	92.0%	90.6%	91.4%	93.1%
SE Florida	7.7%	7.2%	6.9%		95.1%	95.6%	94.6%	94.8%	95.4%
Dallas, TX	6.6%	7.0%	6.8%		91.6%	90.6%	90.9%	92.8%	94.5%
Los Angeles/Orange County, CA	6.5%	6.1%	6.3%		94.2%	93.5%	94.1%	94.1%	93.4%
Charlotte, NC	6.3%	6.1%	5.9%		95.2%	94.5%	94.0%	93.4%	93.8%
Orlando, FL	5.6%	5.7%	5.4%		93.2%	93.0%	92.8%	93.6%	93.6%
Atlanta, GA	5.8%	5.4%	5.2%		94.2%	92.6%	93.0%	93.4%	94.2%
Raleigh, NC	5.1%	4.7%	4.5%		94.5%	93.2%	92.9%	94.6%	94.1%
Denver, CO	4.1%	3.8%	4.0%		95.3%	92.3%	93.1%	95.2%	95.6%
San Diego/Inland Empire, CA	3.8%	3.5%	3.4%		94.3%	93.7%	92.4%	93.8%	94.1%
Austin, TX	2.5%	2.6%	2.7%		93.7%	93.0%	93.3%	94.2%	94.0%
Phoenix, AZ	2.4%	2.3%	2.4%		92.0%	93.2%	91.6%	90.3%	91.5%
Other	2.1%	3.1%	3.6%		95.0%	93.8%	93.8%	95.1%	95.6%

Total Portfolio	100.0%	100.0%	100.0%		93.8%	93.1%	92.7%	93.6%	94.2%

(d) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(e) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(f) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN	COMPONENTS OF
	PROPERTY NET OPERATING INCOME
	(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2010	2009	Change	2010	2009	Change
"Same Property" Communities (a)	46,757	$141,176	$146,012	($4,836)	$280,280	$292,064	($11,784)
Non-"Same Property" Communities (b)	2,712	9,314	8,062	1,252	19,001	15,781	3,220
Development and Lease-Up Communities (c)	253	461	-	461	661	-	661
Redevelopment Communities (d)	516	1,111	990	121	2,204	2,008	196
Other (e)	-	1,144	1,244	(100)	2,355	2,441	(86)
Total Property Revenues	50,238	$153,206	$156,308	($3,102)	$304,501	$312,294	($7,793)

Property Expenses
"Same Property" Communities (a)	46,757	$56,620	$57,797	($1,177)	$113,464	$113,495	($31)
Non-"Same Property" Communities (b)	2,712	3,587	3,584	3	7,135	6,751	384
Development and Lease-Up Communities (c)	253	493	1	492	817	1	816
Redevelopment Communities (d)	516	524	511	13	1,047	1,030	17
Other (e)	-	1,262	692	570	2,493	1,631	862
Total Property Expenses	50,238	$62,486	$62,585	($99)	$124,956	$122,908	$2,048

Property Net Operating Income
"Same Property" Communities (a)	46,757	$84,556	$88,215	($3,659)	$166,816	$178,569	($11,753)
Non-"Same Property" Communities (b)	2,712	5,727	4,478	1,249	11,866	9,030	2,836
Development and Lease-Up Communities (c)	253	(32)	(1)	(31)	(156)	(1)	(155)
Redevelopment Communities (d)	516	587	479	108	1,157	978	179
Other (e)	-	(118)	552	(670)	(138)	810	(948)
Total Property Net Operating Income	50,238	$90,720	$93,723	($3,003)	$179,545	$189,386	($9,841)

Income from Discontinued Operations (f)		Three Months Ended June 30,			Six Months Ended June 30,
		2010	2009		2010	2009
Property Revenues		$911	$2,360		$1,822	$4,603
Property Expenses		520	1,145		1,108	2,249
Property Net Operating Income		391	1,215		714	2,354
Interest		-	-		-	-
Depreciation and Amortization		(130)	(186)		(325)	(368)
Gain on sale of discontinued operations		-	16,887		-	16,887
Income from Discontinued Operations		$261	$17,916		$389	$18,873

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and Redevelopment Communities.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2009, or completely redeveloped prior to
January 1, 2010, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2009, excluding properties held for sale and Redevelopment Communities.
(d)	Redevelopment Communities are communities redeveloped by the Company after January 1, 2010, excluding properties held for sale.
(e)	"Other" includes results from non-multifamily rental properties and expenses related to land holdings no longer under active development.
(f)	Represents operating results for communities disposed of during 2009 and held for sale at June 30, 2010, of which Camden has, or expects to have, no continuing involvement.

	"SAME PROPERTY"
CAMDEN	SECOND QUARTER COMPARISONS
	June 30, 2010
	(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q10	2Q09	Growth	2Q10	2Q09	Growth	2Q10	2Q09	Growth

D.C. Metro	$20,542	$20,303	1.2%	$6,046	$6,281	(3.7%)	$14,496	$14,022	3.4%
Houston, TX	12,513	13,171	(5.0%)	5,271	5,404	(2.5%)	7,242	7,767	(6.8%)
Tampa, FL	13,816	14,195	(2.7%)	6,567	6,906	(4.9%)	7,249	7,289	(0.5%)
Las Vegas, NV	10,006	10,983	(8.9%)	3,910	3,870	1.0%	6,096	7,113	(14.3%)
SE Florida	10,780	11,112	(3.0%)	4,273	4,668	(8.5%)	6,507	6,444	1.0%
Dallas, TX	10,632	11,264	(5.6%)	5,082	5,253	(3.3%)	5,550	6,011	(7.7%)
Los Angeles/Orange County, CA	8,204	8,672	(5.4%)	2,675	2,714	(1.4%)	5,529	5,958	(7.2%)
Charlotte, NC	9,079	9,459	(4.0%)	3,785	3,728	1.5%	5,294	5,731	(7.6%)
Orlando, FL	8,478	8,860	(4.3%)	3,729	3,897	(4.3%)	4,749	4,963	(4.3%)
Atlanta, GA	8,626	9,016	(4.3%)	3,688	3,463	6.5%	4,938	5,553	(11.1%)
Raleigh, NC	6,864	6,888	(0.3%)	2,579	2,543	1.4%	4,285	4,345	(1.4%)
Denver, CO	5,383	5,417	(0.6%)	1,929	1,867	3.3%	3,454	3,550	(2.7%)
San Diego/Inland Empire, CA	5,460	5,487	(0.5%)	2,266	2,235	1.4%	3,194	3,252	(1.8%)
Austin, TX	4,140	4,248	(2.5%)	2,024	2,192	(7.7%)	2,116	2,056	2.9%
Phoenix, AZ	3,661	3,876	(5.5%)	1,587	1,566	1.3%	2,074	2,310	(10.2%)
Other	2,992	3,061	(2.3%)	1,209	1,210	(0.1%)	1,783	1,851	(3.7%)

Total Same Property	$141,176	$146,012	(3.3%)	$56,620	$57,797	(2.0%)	$84,556	$88,215	(4.1%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	2Q10	2Q09	Change	2Q10	2Q09	Change

D.C. Metro	4,525		17.1%	96.2%	95.0%	1.2%	$1,404	$1,402	0.2%
Houston, TX	4,188		8.6%	93.7%	95.9%	(2.2%)	955	988	(3.3%)
Tampa, FL	5,503		8.6%	93.5%	93.3%	0.2%	740	763	(3.0%)
Las Vegas, NV	3,969		7.2%	92.9%	94.0%	(1.1%)	779	854	(8.7%)
SE Florida	2,520		7.7%	95.1%	95.4%	(0.3%)	1,345	1,370	(1.8%)
Dallas, TX	4,545		6.6%	94.0%	94.9%	(0.9%)	704	740	(4.9%)
Los Angeles/Orange County, CA	1,770		6.5%	94.0%	93.5%	0.5%	1,495	1,580	(5.4%)
Charlotte, NC	3,418		6.3%	95.1%	93.8%	1.3%	792	847	(6.4%)
Orlando, FL	3,296		5.6%	93.1%	93.6%	(0.5%)	784	825	(5.0%)
Atlanta, GA	3,202		5.8%	94.2%	94.2%	0.0%	817	858	(4.8%)
Raleigh, NC	2,704		5.1%	94.5%	94.1%	0.4%	744	753	(1.1%)
Denver, CO	1,851		4.1%	95.5%	95.6%	(0.1%)	880	889	(0.9%)
San Diego/Inland Empire, CA	1,196		3.8%	94.3%	94.1%	0.2%	1,456	1,476	(1.3%)
Austin, TX	1,645		2.5%	93.9%	93.8%	0.1%	752	780	(3.6%)
Phoenix, AZ	1,441		2.4%	92.7%	91.8%	0.9%	759	815	(7.0%)
Other	984		2.1%	94.7%	94.6%	0.1%	923	942	(1.9%)

Total Same Property	46,757		100.0%	94.2%	94.3%	(0.1%)	$926	$960	(3.5%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment since January 1, 2009.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY"
CAMDEN	SEQUENTIAL QUARTER COMPARISONS
	June 30, 2010
	(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q10	1Q10	Growth	2Q10	1Q10	Growth	2Q10	1Q10	Growth

D.C. Metro	$20,542	$19,827	3.6%	$6,046	$6,822	(11.4%)	$14,496	$13,005	11.5%
Houston, TX	12,513	12,524	(0.1%)	5,271	5,231	0.8%	7,242	7,293	(0.7%)
Tampa, FL	13,816	13,660	1.1%	6,567	6,453	1.8%	7,249	7,207	0.6%
Las Vegas, NV	10,006	9,994	0.1%	3,910	3,901	0.2%	6,096	6,093	0.0%
SE Florida	10,780	10,756	0.2%	4,273	4,245	0.7%	6,507	6,511	(0.1%)
Dallas, TX	10,632	10,525	1.0%	5,082	5,062	0.4%	5,550	5,463	1.6%
Los Angeles/Orange County, CA	8,204	8,141	0.8%	2,675	2,695	(0.7%)	5,529	5,446	1.5%
Charlotte, NC	9,079	8,937	1.6%	3,785	3,810	(0.7%)	5,294	5,127	3.3%
Orlando, FL	8,478	8,449	0.3%	3,729	3,716	0.3%	4,749	4,733	0.3%
Atlanta, GA	8,626	8,446	2.1%	3,688	3,710	(0.6%)	4,938	4,736	4.3%
Raleigh, NC	6,864	6,631	3.5%	2,579	2,570	0.4%	4,285	4,061	5.5%
Denver, CO	5,383	5,116	5.2%	1,929	1,661	16.1%	3,454	3,455	(0.0%)
San Diego/Inland Empire, CA	5,460	5,402	1.1%	2,266	2,259	0.3%	3,194	3,143	1.6%
Austin, TX	4,140	4,070	1.7%	2,024	2,018	0.3%	2,116	2,052	3.1%
Phoenix, AZ	3,661	3,689	(0.8%)	1,587	1,579	0.5%	2,074	2,110	(1.7%)
Other	2,992	2,937	1.9%	1,209	1,112	8.7%	1,783	1,825	(2.3%)

Total Same Property	$141,176	$139,104	1.5%	$56,620	$56,844	(0.4%)	$84,556	$82,260	2.8%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	2Q10	1Q10	Change	2Q10	1Q10	Change

D.C. Metro	4,525		17.1%	96.2%	94.4%	1.8%	$1,404	$1,389	1.1%
Houston, TX	4,188		8.6%	93.7%	93.8%	(0.1%)	955	959	(0.4%)
Tampa, FL	5,503		8.6%	93.5%	92.7%	0.8%	740	739	0.1%
Las Vegas, NV	3,969		7.2%	92.9%	92.3%	0.6%	779	788	(1.0%)
SE Florida	2,520		7.7%	95.1%	95.6%	(0.5%)	1,345	1,335	0.7%
Dallas, TX	4,545		6.6%	94.0%	92.7%	1.3%	704	706	(0.3%)
Los Angeles/Orange County, CA	1,770		6.5%	94.0%	93.0%	1.0%	1,495	1,498	(0.2%)
Charlotte, NC	3,418		6.3%	95.1%	94.4%	0.7%	792	791	0.2%
Orlando, FL	3,296		5.6%	93.1%	92.9%	0.2%	784	785	(0.2%)
Atlanta, GA	3,202		5.8%	94.2%	92.6%	1.6%	817	816	0.1%
Raleigh, NC	2,704		5.1%	94.5%	93.2%	1.3%	744	735	1.3%
Denver, CO	1,851		4.1%	95.5%	92.3%	3.2%	880	872	0.9%
San Diego/Inland Empire, CA	1,196		3.8%	94.3%	93.7%	0.6%	1,456	1,450	0.5%
Austin, TX	1,645		2.5%	93.9%	92.9%	1.0%	752	752	0.1%
Phoenix, AZ	1,441		2.4%	92.7%	93.6%	(0.9%)	759	758	0.0%
Other	984		2.1%	94.7%	95.4%	(0.7%)	923	915	0.9%

Total Same Property	46,757		100.0%	94.2%	93.4%	0.8%	$926	$924	0.2%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment since January 1, 2009.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY"
CAMDEN	YEAR TO DATE COMPARISONS
	June 30, 2010
	(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2010	2009	Growth	2010	2009	Growth	2010	2009	Growth

D.C. Metro	$40,369	$40,243	0.3%	$12,868	$12,454	3.3%	$27,501	$27,789	(1.0%)
Houston, TX	25,038	26,219	(4.5%)	10,503	10,565	(0.6%)	14,535	15,654	(7.1%)
Tampa, FL	27,476	28,551	(3.8%)	13,019	13,540	(3.8%)	14,457	15,011	(3.7%)
Las Vegas, NV	19,999	21,998	(9.1%)	7,810	7,638	2.3%	12,189	14,360	(15.1%)
SE Florida	21,535	22,387	(3.8%)	8,518	9,071	(6.1%)	13,017	13,316	(2.2%)
Dallas, TX	21,158	22,511	(6.0%)	10,143	10,350	(2.0%)	11,015	12,161	(9.4%)
Los Angeles/Orange County, CA	16,345	17,411	(6.1%)	5,371	5,338	0.6%	10,974	12,073	(9.1%)
Charlotte, NC	18,016	19,038	(5.4%)	7,594	7,368	3.1%	10,422	11,670	(10.7%)
Orlando, FL	16,926	17,793	(4.9%)	7,445	7,484	(0.5%)	9,481	10,309	(8.0%)
Atlanta, GA	17,072	18,012	(5.2%)	7,399	7,097	4.3%	9,673	10,915	(11.4%)
Raleigh, NC	13,494	13,827	(2.4%)	5,149	4,995	3.1%	8,345	8,832	(5.5%)
Denver, CO	10,500	10,761	(2.4%)	3,591	3,505	2.5%	6,909	7,256	(4.8%)
San Diego/Inland Empire, CA	10,862	10,872	(0.1%)	4,526	4,419	2.4%	6,336	6,453	(1.8%)
Austin, TX	8,210	8,536	(3.8%)	4,042	4,235	(4.6%)	4,168	4,301	(3.1%)
Phoenix, AZ	7,350	7,845	(6.3%)	3,166	3,117	1.6%	4,184	4,728	(11.5%)
Other	5,930	6,060	(2.1%)	2,320	2,319	0.0%	3,610	3,741	(3.5%)

Total Same Property	$280,280	$292,064	(4.0%)	$113,464	$113,495	0.0%	$166,816	$178,569	(6.6%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2010	2009	Change	2010	2009	Change

D.C. Metro	4,525		16.5%	95.3%	94.6%	0.7%	$1,397	$1,409	(0.8%)
Houston, TX	4,188		8.7%	93.8%	95.6%	(1.8%)	957	991	(3.5%)
Tampa, FL	5,503		8.7%	93.1%	93.4%	(0.3%)	740	772	(4.2%)
Las Vegas, NV	3,969		7.3%	92.6%	93.8%	(1.2%)	783	866	(9.5%)
SE Florida	2,520		7.8%	95.4%	94.9%	0.5%	1,340	1,387	(3.4%)
Dallas, TX	4,545		6.6%	93.3%	94.4%	(1.1%)	705	746	(5.4%)
Los Angeles/Orange County, CA	1,770		6.6%	93.5%	93.0%	0.5%	1,496	1,600	(6.5%)
Charlotte, NC	3,418		6.2%	94.8%	93.2%	1.6%	792	859	(7.8%)
Orlando, FL	3,296		5.7%	93.0%	93.9%	(0.9%)	784	837	(6.3%)
Atlanta, GA	3,202		5.8%	93.4%	93.3%	0.1%	817	868	(5.9%)
Raleigh, NC	2,704		5.0%	93.8%	94.0%	(0.2%)	740	758	(2.4%)
Denver, CO	1,851		4.1%	93.9%	94.6%	(0.7%)	876	896	(2.2%)
San Diego/Inland Empire, CA	1,196		3.8%	94.0%	92.8%	1.2%	1,453	1,497	(2.9%)
Austin, TX	1,645		2.5%	93.4%	93.4%	0.0%	752	790	(4.8%)
Phoenix, AZ	1,441		2.5%	93.2%	92.4%	0.8%	759	828	(8.3%)
Other	984		2.2%	95.0%	94.7%	0.3%	919	941	(2.3%)

Total Same Property	46,757		100.0%	93.8%	94.0%	(0.2%)	$925	$969	(4.5%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment since January 1, 2009.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
	June 30, 2010
	(In thousands, except property data amounts)

(Unaudited)

Quarterly Comparison (a)	2Q10	2Q09	$ Change	% Change	% of Actual 2Q10 Operating Expenses

Property taxes	$16,045	$16,979	($934)	(5.5%)	28.3%
Salaries and Benefits for On-site Employees	12,865	13,580	(715)	(5.3%)	22.7%
Utilities	11,999	11,615	384	3.3%	21.2%
Repairs and Maintenance	8,928	9,100	(172)	(1.9%)	15.8%
Property Insurance	3,293	3,027	266	8.8%	5.8%
Other	3,490	3,496	(6)	(0.2%)	6.2%

Total Same Property	$56,620	$57,797	($1,177)	(2.0%)	100.0%

Sequential Comparison (a)	2Q10	1Q10	$ Change	% Change	% of Actual 2Q10 Operating Expenses

Property taxes	$16,045	$16,175	($130)	(0.8%)	28.3%
Salaries and Benefits for On-site Employees	12,865	13,089	(224)	(1.7%)	22.7%
Utilities	11,999	11,940	59	0.5%	21.2%
Repairs and Maintenance	8,928	8,291	637	7.7%	15.8%
Property Insurance	3,293	3,795	(502)	(13.2%)	5.8%
Other	3,490	3,554	(64)	(1.8%)	6.2%

Total Same Property	$56,620	$56,844	($224)	(0.4%)	100.0%

Year to Date Comparison (a)	2010	2009	$ Change	% Change	% of Actual 2010 Operating Expenses

Property taxes	$32,220	$33,870	($1,650)	(4.9%)	28.4%
Salaries and Benefits for On-site Employees	25,954	26,827	(873)	(3.3%)	22.9%
Utilities	23,939	22,940	999	4.4%	21.1%
Repairs and Maintenance	17,219	16,438	781	4.8%	15.2%
Property Insurance	7,088	6,339	749	11.8%	6.2%
Other	7,044	7,081	(37)	(0.5%)	6.2%

Total Same Property	$113,464	$113,495	($31)	(0.0%)	100.0%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment since January 1, 2009.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Six Months Ended
	June 30,			June 30,
OPERATING DATA (a)	2010	2009		2010	2009
Property Revenues
Rental revenues	$6,990	$6,461		$13,733	$12,956
Other property revenues	1,054	1,166		2,028	2,113
Total property revenues	8,044	7,627		15,761	15,069

Property Expenses
Property operating and maintenance	2,674	2,414		5,059	4,479
Real estate taxes	1,085	855		2,119	1,723
Total property expenses	3,759	3,269		7,178	6,202

Net Operating Income (NOI)	4,285	4,358		8,583	8,867

Other expenses
Interest	2,223	2,071		4,309	4,182
Depreciation and amortization	2,373	2,011		4,614	3,948
Other	125	54		201	107
Total other expenses	4,721	4,136		9,124	8,237

Equity in income (loss) of joint ventures	($436)	$222		($541)	$630

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2010	2010	2009	2009	2009
BALANCE SHEET DATA (b)
Land	$224,767	$224,767	$221,570	$219,549	$215,497
Buildings and improvements	1,118,940	1,116,369	1,097,778	1,084,279	1,070,426
	1,343,707	1,341,136	1,319,348	1,303,828	1,285,923
Accumulated depreciation	(208,560)	(198,220)	(187,455)	(176,799)	(166,101)
Real estate assets, net	1,135,147	1,142,916	1,131,893	1,127,029	1,119,822
Properties under development and land	23,304	23,067	42,930	53,093	63,333
Cash and other assets, net	28,416	25,436	27,180	27,947	29,566
Total assets	$1,186,867	$1,191,419	$1,202,003	$1,208,069	$1,212,721

Notes payable	$983,370	$982,546	$980,944	$979,032	$1,001,462
Notes payable due to Camden	43,852	50,725	49,710	57,574	54,273
Other liabilities	16,639	14,443	19,425	21,319	19,791
Total liabilities	1,043,861	1,047,714	1,050,079	1,057,925	1,075,526

Members' equity	143,006	143,705	151,924	150,144	137,195
Total liabilities and members' equity	$1,186,867	$1,191,419	$1,202,003	$1,208,069	$1,212,721

Camden's equity investment	50,392	$42,994	$43,542	$43,236	$22,334
Distributions in excess of investment in joint ventures	($33,074)	($32,195)	($31,410)	($30,507)	($30,287)

Camden's pro-rata share of debt (c)	$261,102	$249,195	$248,410	$232,716	$239,337

PROPERTY DATA (end of period)
Total operating properties	43	43	42	42	41
Total operating apartment homes	12,818	12,818	12,699	12,699	12,359
Pro rata share of operating apartment homes	2,843	2,793	2,758	2,615	2,513
Total development properties	0	0	1	1	2
Total development apartment homes	0	0	119	119	459
Pro rata share of development apartment homes	0	0	36	36	138

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) Excludes Camden's pro-rata share of notes payable due to Camden.

CAMDEN		CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF JUNE 30, 2010 ($ in millions)

				Estimated/Actual Dates for
		Total	Total	Construction	Initial	Construction	Stabilized	As of 07/25/10
Completed Communities		Homes	Cost	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Travis Street (a)	253	$30.9	3Q08	4Q09	1Q10	1Q11	86%	71%
	Houston, TX

Total Completed Communities		253	$30.9					86%	71%

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
						Total Cost	2Q10 NOI
Development Communities stabilized at quarter end						$72.3	$1.0
Completed Communities in lease-up						30.9	0.0
	Total Development NOI Contribution					$103.2	$1.0

(a) Camden Travis Street is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF JUNE 30, 2010 ($ in millions)

				Camden
				Cash	Estimated/Actual Dates for
Joint Venture Third Party Developed		Total	Total	Equity	Construction	Initial	Construction	Stabilized	As of 07/25/10
Communities Completed		Homes	Cost	Invested	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Braeswood Place	340	$50.3	$10.9	1Q07	1Q09	3Q09	1Q11	81%	74%
	Houston, TX

2.	Belle Meade	119	37.6	9.6	4Q07	3Q09	1Q10	1Q11	66%	62%
	Houston, TX
Total Joint Venture Third Party Developed		459	$87.9	$20.5					77%	71%
Communities Completed

				Camden
				Cash	Camden
Joint Venture Third Party Developed		Total	Cost	Equity	Mezzanine
Pipeline Communities		Acres	to Date	Invested	Invested

1.	Lakes at 610	6.1	$7.2	$1.1	$3.4
	Houston, TX
Total Joint Venture Third Party Developed		6.1	$7.2	$1.1	$3.4
Pipeline Communities

				Camden	Estimated
				Cash	Guaranteed
Joint Venture Third Party Developed Impaired		Total	Cost	Equity	Debt	4Q09
Communities		Acres	to Date	Invested	Payment (a)	Impairment

1.	Town Lake	25.9	$41.3	$9.3	$4.2	$13.4
	Austin, TX
Total Joint Venture Third Party Developed		25.9	$41.3	$9.3	$4.2	$13.4
Impaired Communities

(a)	The estimated guaranteed debt payment was included within the impairment charge recorded during 4Q09.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

DEVELOPMENT PIPELINE AND LAND AS OF JUNE 30, 2010 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden Lake Nona	420	$25.1
	Orlando, FL
2.	Camden Noma I	317	28.2
	Washington, DC
3.	Camden Royal Oaks II	100	4.7
	Houston, TX
4.	Camden Countryway	348	18.5
	Tampa, FL
5.	Camden Celebration	438	17.3
	Orlando, FL

Development Pipeline		1,623	$93.8

LAND HOLDINGS		Acreage	Cost to Date

	Washington, DC	5.7	$30.8
	Los Angeles, CA	2.0	17.3
	Houston, TX	19.9	15.0
	Denver, CO	23.3	11.6
	Dallas, TX	7.2	8.6
	Austin, TX	16.2	6.1
	Southeast Florida	2.2	4.6
	Las Vegas, NV	19.5	4.2
	Tampa, FL	9.6	3.6
	Other	N/A	3.4

Land Holdings		105.6	$105.2

Total Development Pipeline and Land			$199.0

(a)	Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold
	interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF JUNE 30, 2010 ($ in millions)

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	2Q10 Average
Communities Under Redevelopment		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied

1.	Camden Valley Park	516	505	$5.5	$4.9	2Q08	3Q10	3Q10	90%
	Irving, TX

Total Communities Under Redevelopment		516	505	$5.5	$4.9				90%

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN			NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF JUNE 30, 2010 ($ in thousands)

			06/30/10	06/30/10	03/31/10
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Stable	290	$20,776	$20,776
Houston, TX	Multifamily	Stable/Predevelopment	590	8,100	15,836
College Park, MD	Multifamily	Stable	508	9,602	9,506

Total Notes Receivable:			1,388	$38,478	$46,118

Weighted Average Interest Rate Recognized:				4.5%	4.5%

CAMDEN		ACQUISITIONS & DISPOSITIONS

(Unaudited)

2010 ACQUISITION/DISPOSITION ACTIVITY

Joint Venture Acquisitions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Yorktown (a)	Houston, TX	Multifamily	306	2008	07/08/10
2.	Camden Ivy Hall (a)	Atlanta, GA	Multifamily	110	2010	07/27/10

Total Acquisition Volume:		$8.0 million (b)		416 apartment homes

Dispositions		Location	Property Type	Acreage		Closing Date
1.	Andrau Land Parcel 1	Houston, TX	Undeveloped Land	0.7		04/19/10
2.	Andrau Land Parcel 2	Houston, TX	Undeveloped Land	1.0		05/25/10

Total Disposition Volume:		$0.9 million		1.7 acres

(a)	Transaction closed subsequent to quarter end.
(b)	Represents Camden's pro-rata ownership.

CAMDEN	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2010:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2010	$1,940	$0	$82,301	$84,241	3.3%	6.5%
2011	3,489	30,987	122,966	157,442	6.1%	6.2%
2012	2,697	69,541	689,667	761,905	29.6%	5.4%
2013	1,386	25,831	200,000	227,217	8.8%	5.4%
2014	1,313	8,827	0	10,140	0.4%	6.0%
Thereafter	34,408	800,000	496,750	1,331,158	51.8%	4.7%
Total Maturing Debt	$45,233	$935,186	$1,591,684	$2,572,103	100.0%	5.1%

Unsecured Line of Credit	0	0	0	0	0.0%	N/A
Total Debt	$45,233	$935,186	$1,591,684	$2,572,103	100.0%	5.1%

Weighted Average Maturity of Debt		5.2 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$230,429	9.0%	1.3%	9.5 Years
Fixed rate debt		2,341,674	91.0%	5.5%	4.8 Years
Total		$2,572,103	100.0%	5.1%	5.2 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,590,287	61.8%	5.6%	3.3 Years
Secured debt		981,816	38.2%	4.3%	8.2 Years
Total		$2,572,103	100.0%	5.1%	5.2 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt (a)		$751,387	76.5%	5.2%	7.8 Years
Conventional variable-rate mortgage debt (a)		189,517	19.3%	1.2%	7.7 Years
Tax exempt variable rate debt		40,912	4.2%	1.7%	18.0 Years
Total		$981,816	100.0%	4.3%	8.2 Years

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		37,215	73.2%	$3,995,531	72.8%
Encumbered real estate assets		13,625	26.8%	1,491,683	27.2%
Total		50,840	100.0%	$5,487,214	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 2.5 times

(a)	Mortgage debt includes a construction loan for Camden Travis Street with a $31.0MM balance at 6/30/10, of which $16.5MM was fixed utilizing an interest rate swap.
(b)	Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2010 AND 2011:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
3Q 2010	$971	$0	$82,301	$83,272	6.5%
4Q 2010	969	0	0	969	N/A
2010	$1,940	$0	$82,301	$84,241	6.5%

1Q 2011	$1,003	$0	$87,966	$88,969	7.7%
2Q 2011	918	0	35,000	35,918	5.0%
3Q 2011	772	30,987	0	31,759	3.5%
4Q 2011	796	0	0	796	N/A
2011	$3,489	$30,987	$122,966	$157,442	6.2%

CAMDEN		DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤	60%	45%	Yes

Secured Debt to Gross Asset Value	≤	40%	17%	Yes

Consolidated EBITDA to Total Fixed Charges	≥	150%	213%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>	200%	267%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤	60%	45%	Yes

Total Secured Debt to Total Asset Value	≤	40%	17%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥	150%	268%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	242%	Yes
Annual Service Charges

(a)  For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2010:

	Future Scheduled Repayments (a)				Weighted Average
		Secured		Percent	Interest Rate on
Year (b)	Amortization	Maturities (c)	Total	of Total	Maturing Debt
2010 (c)	$186	$94,440	$94,626	36.2%	2.1%
2011	419	23,111	23,530	9.0%	1.4%
2012	461	111,275	111,736	42.8%	5.1%
2013	548	0	548	0.2%	N/A
2014	522	11,710	12,232	4.7%	5.7%
Thereafter	4,878	13,352	18,230	7.0%	3.6%
Total Maturing Debt	$7,014	$253,888	$260,902	99.9%	3.6%

Subscription line of credit (d)	0	200	200	0.1%	1.6%
Total Debt	$7,014	$254,088	$261,102	100.0%	3.6%

Weighted Average Maturity of Debt (b)		2.0 Years

Total Recourse Exposure (e)		$63,458

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$132,310	50.7%	1.9%	1.4 Years
Fixed rate debt		128,792	49.3%	5.3%	2.7 Years
Total		$261,102	100.0%	3.6%	2.0 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$128,792	49.3%	5.3%	2.7 Years
Conventional variable-rate mortgage debt		9,980	3.8%	1.8%	4.0 Years
Tax exempt variable rate debt		4,579	1.8%	1.1%	21.8 Years
Variable-rate construction loans		117,551	45.0%	2.0%	0.3 Years
Subscription line of credit		200	0.1%	1.6%	0.1 Years
Total		$261,102	100.0%	3.6%	2.0 Years

REAL ESTATE ASSETS: (f)		Total Homes	Total Cost
Operating real estate assets		12,818	$1,318,505
Predevelopment and impaired real estate assets		-	48,506
Total		12,818	$1,367,011

(a) Excludes Camden's pro-rata share of Notes Payable due to Camden.
(b) Excluding unexercised extension options.
(c)   Includes Camden's pro-rata portion of a joint venture construction loan which originally matured in April 2010.  The construction lender has extended the mandatory payment due date until 4Q 2010.  Camden recorded an impairment charge for the full amount of its guaranty obligation in December 2009 and does not anticipate   incurring any additional expenses associated with this loan.

(d) As of June 30, 2010 these borrowings were drawn under a subscription secured line of credit with $15,000 in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(e) Represents Camden's potential liability under joint venture construction loan guarantees as of June 30, 2010.
(f) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2010 and 2011: (a)

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities (b)	Total	Maturing Debt
3Q 2010	$91	$48,503	$48,594	1.8%
4Q 2010 (b)	95	46,137	46,232	2.4%
2010	$186	$94,640	$94,826	2.1%

1Q 2011	$100	$5,287	$5,387	1.9%
2Q 2011	99	17,824	17,923	1.3%
3Q 2011	108	0	108	N/A
4Q 2011	112	0	112	N/A
2011	$419	$23,111	$23,530	1.4%

(a) 3Q 2010 maturities include a subscription secured line of credit with $200 (Camden's pro-rata share) outstanding as of June 30, 2010. The line of credit has $15,000 in total capacity.

(b)  Includes Camden's pro-rata portion of a joint venture construction loan which originally matured in April 2010.  The construction lender has extended the mandatory payment due date until 4Q 2010.  Camden recorded an impairment charge for the full amount of its guaranty obligation in December 2009 and does not anticipate incurring any additional expenses associated with this loan.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)
		Second Quarter 2010 (a)
		Capitalized			Expensed
		Weighted Average
	Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
	Interiors
	Floor coverings	5.5 years	$2,032	$40	$761	$15
	Appliances	9.5 years	783	15	169	3
	Painting	-	-	-	1,372	27
	Cabinetry/Countertops	10.0 years	213	4	-	-
	Other	11.3 years	967	19	451	9
	Exteriors
	Painting	5.0 years	654	13	-	-
	Carpentry	10.0 years	1,250	25	-	-
	Landscaping	6.2 years	376	7	2,984	59
	Roofing	20.0 years	928	18	69	1
	Site Drainage	10.0 years	120	2	-	-
	Fencing/Stair	10.0 years	267	5	-	-
	Other (b)	7.8 years	1,248	25	2,554	50
	Common Areas
	Mech., Elec., Plumbing	9.3 years	931	18	865	17
	Parking/Paving	5.0 years	193	4	-	-
	Pool/Exercise/Facility	6.8 years	1,343	26	377	7

			$11,305	$223	$9,602	$189

	Weighted Average Apartment Homes			50,680		50,680

		Year to Date 2010 (a)
		Capitalized			Expensed
		Weighted Average
	Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
	Interiors
	Floor coverings	5.5 years	$4,070	$80	$1,477	$29
	Appliances	9.5 years	1,618	32	349	7
	Painting	-	-	-	2,628	52
	Cabinetry/Countertops	10.0 years	386	8	-	-
	Other	11.3 years	1,771	35	864	17
	Exteriors
	Painting	5.0 years	687	14	-	-
	Carpentry	10.0 years	1,526	30	-	-
	Landscaping	6.2 years	552	11	5,755	114
	Roofing	20.0 years	1,471	29	176	3
	Site Drainage	10.0 years	173	3	-	-
	Fencing/Stair	10.0 years	372	7	-	-
	Other (c)	7.8 years	1,975	39	4,916	97
	Common Areas
	Mech., Elec., Plumbing	9.3 years	1,553	31	1,641	32
	Parking/Paving	5.0 years	280	6	-	-
	Pool/Exercise/Facility	6.8 years	1,918	38	674	13

			$18,352	$362	$18,480	$365

	Weighted Average Apartment Homes			50,629		50,629

(a)
Includes discontinued operations. Capitalized expenditures for discontinued operations were $56 and $85 for the three and six months ended June 30, 2010, respectively.  Maintenance expenses for discontinued operations were $59 and $117 for the same periods.

(b)	Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2010.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance.  Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable.  The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$2,134	$18,315	$4,419	$24,549
Real estate depreciation from continuing operations	41,449	42,677	83,893	85,505
Real estate depreciation from discontinued operations	130	186	325	368
Adjustments for unconsolidated joint ventures	2,298	1,961	4,461	3,877
Income allocated to noncontrolling interests	688	321	583	742
Gain on sale of discontinued operations	-	(16,887)	-	(16,887)
Funds from operations - diluted	$46,699	$46,573	$93,681	$98,154

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	68,386	61,499	67,521	59,025
FFO diluted	70,987	64,357	70,146	61,430

Net income attributable to common shareholders - diluted	$0.03	$0.30	$0.06	$0.41
FFO per common share - diluted	$0.66	$0.72	$1.34	$1.60

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	3Q10 Range		2010 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	($0.01)	$0.03	$0.06	$0.18
Expected real estate depreciation	0.60	0.60	2.37	2.37
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.13	0.13
Expected income allocated to noncontrolling interests	0.00	0.00	0.02	0.02
Expected FFO per share - diluted	0.62	0.66	$2.58	$2.70

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$2,134	$18,315	$4,419	$24,549
Less: Fee and asset management income	(2,045)	(2,244)	(3,883)	(4,275)
Less: Interest and other income	(492)	(1,097)	(3,537)	(1,832)
Less: (Income) loss on deferred compensation plans	3,582	(7,660)	100	(3,508)
Plus: Property management expense	5,022	4,542	10,205	9,471
Plus: Fee and asset management expense	1,262	1,303	2,456	2,438
Plus: General and administrative expense	7,367	7,246	14,771	15,478
Plus: Interest expense	31,742	34,002	63,297	66,247
Plus: Depreciation and amortization	42,660	43,702	86,278	87,500
Plus: Amortization of deferred financing costs	713	857	1,439	1,674
Plus: Expense (benefit) on deferred compensation plans	(3,582)	7,660	(100)	3,508
Less: (Gain) on sale of properties, including land	(236)	-	(236)	-
Less: Loss on early retirement of debt	-	2,716	-	2,550
Less: Equity in (income) loss of joint ventures	436	(222)	541	(630)
Plus: Income allocated to perpetual preferred units	1,750	1,750	3,500	3,500
Plus: Income (loss) allocated to noncontrolling interests	364	422	110	943
Plus: Income tax expense - current	304	347	574	646
Less: (Income) from discontinued operations	(261)	(1,029)	(389)	(1,986)
Less: (Gain) loss on sale of discontinued operations	-	(16,887)	-	(16,887)
Net Operating Income (NOI)	$90,720	$93,723	$179,545	$189,386

"Same Property" Communities	$84,556	$88,215	$166,816	$178,569
Non-"Same Property" Communities	5,727	4,478	11,866	9,030
Development and Lease-Up Communities	(32)	(1)	(156)	(1)
Redevelopment Communities	587	479	1,157	978
Dispositions / Other	(118)	552	(138)	810
Net Operating Income (NOI)	$90,720	$93,723	$179,545	$189,386

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on early retirement of debt, and income (loss) allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$2,134	$18,315	$4,419	$24,549
Plus: Interest expense	31,742	34,002	63,297	66,247
Plus: Amortization of deferred financing costs	713	857	1,439	1,674
Plus: Depreciation and amortization	42,660	43,702	86,278	87,500
Plus: Income allocated to perpetual preferred units	1,750	1,750	3,500	3,500
Plus: Income (loss) allocated to noncontrolling interests	364	422	110	943
Plus: Income tax expense - current	304	347	574	646
Plus: Real estate depreciation and amortization from discontinued operations	130	186	325	368
Less: (Gain) on sale of properties, including land	(236)	-	(236)	-
Less: Loss on early retirement of debt	-	2,716	-	2,550
Less: Equity in (income) loss of joint ventures	436	(222)	541	(630)
Less: (Gain) loss on sale of discontinued operations	-	(16,887)	-	(16,887)
EBITDA	$79,997	$85,188	$160,247	$170,460

CAMDEN				OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q3 '10	Q4 '10	Q1 '11	Q2 '11
Earnings release & conference call		Late Oct	Early Feb	Early May	Early Aug

Dividend Information - Common Shares:		Q1 '10	Q2 '10
Declaration Date		03/15/10	06/15/10
Record Date		03/31/10	06/30/10
Payment Date		04/16/10	07/16/10
Distributions Per Share		$0.45	$0.45

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community Statistics as of 6/30/10

(Unaudited)
							2Q10 Avg
			Year Placed	Average	Apartment	2Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	93%	$738	$0.94
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	89%	659	0.63
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	829	0.78
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	94%	730	0.79
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	92%	859	0.82
Camden Sierra (1)	Peoria	AZ	1997	925	288	90%	636	0.69
Camden Towne Center (1)	Glendale	AZ	1998	871	240	90%	652	0.75
Camden Vista Valley	Mesa	AZ	1986	923	357	91%	602	0.65
TOTAL ARIZONA	8	Properties		951	2,433	92%	723	0.76

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,490	1.48
Camden Harbor View	Long Beach	CA	2004	975	538	95%	1,855	1.90
Camden Main and Jamboree (1)	Irvine	CA	2008	1,011	290	96%	1,777	1.76
Camden Martinique	Costa Mesa	CA	1986	794	714	93%	1,239	1.56
Camden Parkside (1)	Fullerton	CA	1972	836	421	94%	1,163	1.39
Camden Sea Palms	Costa Mesa	CA	1990	891	138	93%	1,429	1.60
Total Los Angeles/Orange County	6	Properties		904	2,481	94%	1,472	1.63

Camden Old Creek	San Marcos	CA	2007	1,037	350	94%	1,504	1.45
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,465	1.52
Camden Tuscany	San Diego	CA	2003	896	160	95%	1,784	1.99
Camden Vineyards	Murrieta	CA	2002	1,053	264	92%	1,181	1.12
Total San Diego/Inland Empire	4	Properties		995	1,196	94%	1,456	1.46

TOTAL CALIFORNIA	10	Properties		934	3,677	94%	1,467	1.57

Camden Caley	Englewood	CO	2000	925	218	97%	840	0.91
Camden Centennial	Littleton	CO	1985	744	276	94%	652	0.88
Camden Denver West (1)	Golden	CO	1997	1,015	320	94%	1,025	1.01
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,069	0.93
Camden Interlocken	Broomfield	CO	1999	1,022	340	97%	1,051	1.03
Camden Lakeway	Littleton	CO	1997	932	451	94%	874	0.94
Camden Pinnacle	Westminster	CO	1985	748	224	94%	666	0.89
TOTAL COLORADO	7	Properties		949	2,171	95%	902	0.95

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	96%	1,303	1.23
Camden Clearbrook	Frederick	MD	2007	1,048	297	96%	1,192	1.14
Camden College Park (1)	College Park	MD	2008	942	508	97%	1,512	1.61
Camden Dulles Station	Oak Hill	VA	2009	984	366	97%	1,428	1.45
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,449	1.37
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,502	1.61
Camden Fallsgrove	Rockville	MD	2004	996	268	98%	1,503	1.51
Camden Grand Parc	Washington	DC	2002	674	105	98%	2,225	3.30
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,225	1.22
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	94%	1,494	1.45
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,383	1.62
Camden Potomac Yard	Arlington	VA	2008	835	378	92%	1,785	2.14
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,236	2.61
Camden Russett	Laurel	MD	2000	992	426	95%	1,322	1.33
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,234	1.27
Camden Summerfield	Landover	MD	2008	957	291	93%	1,518	1.59
Camden Westwind	Ashburn	VA	2006	1,036	464	96%	1,239	1.20
TOTAL DC METRO	17	Properties		969	6,068	96%	1,444	1.49

Camden Aventura	Aventura	FL	1995	1,108	379	94%	1,291	1.17
Camden Brickell	Miami	FL	2003	937	405	98%	1,320	1.41
Camden Doral	Miami	FL	1999	1,120	260	94%	1,404	1.25
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,525	1.22
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	93%	1,499	1.44
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,223	1.02
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	1,251	1.13
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,345	1.22

Camden Club	Longwood	FL	1986	1,077	436	93%	808	0.75
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	93%	907	0.84
Camden Lago Vista	Orlando	FL	2005	955	366	93%	843	0.88
Camden Landings	Orlando	FL	1983	748	220	94%	642	0.86
Camden Lee Vista	Orlando	FL	2000	937	492	93%	798	0.85
Camden Orange Court	Orlando	FL	2008	812	261	94%	1,024	1.28
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	93%	739	0.82
Camden Reserve	Orlando	FL	1990/1991	824	526	93%	684	0.83
Camden World Gateway	Orlando	FL	2000	979	408	94%	873	0.89
Total Orlando	9	Properties		928	3,557	93%	801	0.86

CAMDEN	COMMUNITY TABLE
Community Statistics as of 6/30/10

(Unaudited)
2Q10 Avg
			Year Placed	Average	Apartment	2Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	94%	780	0.83
Camden Bay Pointe	Tampa	FL	1984	771	368	93%	635	0.82
Camden Bayside	Tampa	FL	1987/1989	748	832	93%	681	0.91
Camden Citrus Park	Tampa	FL	1985	704	247	94%	623	0.89
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	93%	631	0.86
Camden Lakeside	Brandon	FL	1986	729	228	92%	704	0.97
Camden Live Oaks	Tampa	FL	1990	1,093	770	93%	756	0.69
Camden Preserve	Tampa	FL	1996	942	276	93%	947	1.01
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	843	0.82
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	893	0.88
Camden Westshore	Tampa	FL	1986	728	278	93%	765	1.05
Camden Woods	Tampa	FL	1986	1,223	444	95%	770	0.63
Total Tampa/St. Petersburg	12	Properties		897	5,503	93%	740	0.82

TOTAL FLORIDA	28	Properties		951	11,580	94%	891	0.94

Camden Brookwood	Atlanta	GA	2002	912	359	95%	889	0.97
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	826	0.82
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	860	0.72
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	92%	913	0.98
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	94%	818	0.80
Camden River	Duluth	GA	1997	1,103	352	94%	808	0.73
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	91%	785	0.69
Camden St. Clair	Atlanta	GA	1997	999	336	96%	842	0.84
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	92%	723	0.72
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	95%	688	0.60
TOTAL GEORGIA	10	Properties		1,042	3,202	94%	817	0.78

Camden Brookside (1)	Louisville	KY	1987	732	224	96%	629	0.86
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	95%	662	0.89
Camden Oxmoor (1)	Louisville	KY	2000	903	432	98%	801	0.89
Camden Prospect Park (1)	Louisville	KY	1990	916	138	96%	747	0.82
TOTAL KENTUCKY	4	Properties		820	1,194	96%	716	0.87

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	93%	639	0.77
Total Kansas City	1	Property		834	596	93%	639	0.77

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	93%	609	0.71
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	95%	814	0.98
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	95%	733	0.77
Camden Westchase (1)	St. Louis	MO	1986	945	160	98%	837	0.89
Total St. Louis	4	Properties		896	1,447	95%	724	0.81

TOTAL MISSOURI	5	Properties		878	2,043	94%	699	0.80

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	94%	748	0.79
Camden Breeze	Las Vegas	NV	1989	846	320	93%	737	0.87
Camden Canyon	Las Vegas	NV	1995	987	200	94%	872	0.88
Camden Commons	Henderson	NV	1988	936	376	93%	762	0.81
Camden Cove	Las Vegas	NV	1990	898	124	94%	743	0.83
Camden Del Mar	Las Vegas	NV	1995	986	560	94%	897	0.91
Camden Fairways	Henderson	NV	1989	896	320	95%	886	0.99
Camden Hills	Las Vegas	NV	1991	439	184	90%	537	1.22
Camden Legends	Henderson	NV	1994	792	113	91%	823	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	93%	753	0.83
Camden Pines (1)	Las Vegas	NV	1997	982	315	95%	789	0.80
Camden Pointe	Las Vegas	NV	1996	983	252	93%	761	0.77
Camden Summit (1)	Henderson	NV	1995	1,187	234	93%	1,097	0.92
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	92%	860	0.83
Camden Vintage	Las Vegas	NV	1994	978	368	90%	736	0.75
Oasis Bay (1)	Las Vegas	NV	1990	876	128	96%	767	0.88
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	92%	789	0.80
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	90%	668	0.76
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	94%	805	0.70
Oasis Island (1)	Las Vegas	NV	1990	901	118	93%	655	0.73
Oasis Landing (1)	Las Vegas	NV	1990	938	144	95%	694	0.74
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	90%	738	0.72
Oasis Palms (1)	Las Vegas	NV	1989	880	208	92%	696	0.79
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	95%	740	0.80
Oasis Place (1)	Las Vegas	NV	1992	440	240	92%	537	1.22
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	86%	443	1.13
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	93%	806	0.87
Oasis Springs (1)	Las Vegas	NV	1988	838	304	91%	617	0.74
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	89%	758	0.66
TOTAL NEVADA	29	Properties		903	8,016	92%	751	0.83

CAMDEN	COMMUNITY TABLE
Community Statistics as of 6/30/10

(Unaudited)
2Q10 Avg
			Year Placed	Average	Apartment	2Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	95%	789	0.76
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,043	1.15
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,018	1.19
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	745	0.72
Camden Forest	Charlotte	NC	1989	703	208	90%	548	0.78
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	696	0.74
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,154	1.09
Camden Habersham	Charlotte	NC	1986	773	240	94%	577	0.75
Camden Park Commons	Charlotte	NC	1997	861	232	93%	624	0.73
Camden Pinehurst	Charlotte	NC	1967	1,147	407	97%	703	0.61
Camden Sedgebrook	Charlotte	NC	1999	972	368	94%	728	0.75
Camden Simsbury	Charlotte	NC	1985	874	100	96%	678	0.78
Camden South End Square	Charlotte	NC	2003	882	299	96%	946	1.07
Camden Stonecrest	Charlotte	NC	2001	1,098	306	94%	835	0.76
Camden Touchstone	Charlotte	NC	1986	899	132	95%	698	0.78
Total Charlotte	15	Properties		961	3,574	95%	788	0.82

Camden Crest	Raleigh	NC	2001	1,013	438	94%	722	0.71
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	793	0.76
Camden Lake Pine	Apex	NC	1999	1,066	446	94%	746	0.70
Camden Manor Park	Raleigh	NC	2006	966	484	95%	782	0.81
Camden Overlook	Raleigh	NC	2001	1,060	320	98%	832	0.78
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	651	0.67
Camden Westwood	Morrisville	NC	1999	1,027	354	92%	718	0.70
Total Raleigh	7	Properties		1,017	2,704	94%	744	0.73

TOTAL NORTH CAROLINA	22	Properties		985	6,278	95%	769	0.78

Camden Valleybrook	Chadds Ford	PA	2002	992	352	95%	1,226	1.24
TOTAL PENNSYLVANIA	1	Property		992	352	95%	1,226	1.24

Camden Amber Oaks (1)	Austin	TX	2009	862	348	96%	777	0.90
Camden Cedar Hills	Austin	TX	2008	911	208	94%	896	0.98
Camden Gaines Ranch	Austin	TX	1997	955	390	93%	915	0.96
Camden Huntingdon	Austin	TX	1995	903	398	94%	690	0.76
Camden Laurel Ridge	Austin	TX	1986	702	183	94%	556	0.79
Camden Ridgecrest	Austin	TX	1995	855	284	93%	640	0.75
Camden South Congress (1)	Austin	TX	2001	975	253	92%	1,253	1.29
Camden Stoneleigh	Austin	TX	2001	908	390	95%	827	0.91
Total Austin	8	Properties		894	2,454	94%	820	0.92

Camden Breakers	Corpus Christi	TX	1996	868	288	95%	866	1.00
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	94%	661	0.85
Camden Miramar (2)	Corpus Christi	TX	1994-2004	482	778	66%	913	1.90
Total Corpus Christi	3	Properties		632	1,410	94%	842	1.33

Camden Addison (1)	Addison	TX	1996	942	456	94%	764	0.81
Camden Buckingham	Richardson	TX	1997	919	464	96%	747	0.81
Camden Centreport	Ft. Worth	TX	1997	911	268	94%	750	0.82
Camden Cimarron	Irving	TX	1992	772	286	95%	751	0.97
Camden Farmers Market	Dallas	TX	2001/2005	932	904	93%	843	0.90
Camden Gardens	Dallas	TX	1983	652	256	94%	519	0.80
Camden Glen Lakes	Dallas	TX	1979	877	424	94%	718	0.82
Camden Legacy Creek	Plano	TX	1995	831	240	96%	792	0.95
Camden Legacy Park	Plano	TX	1996	871	276	96%	810	0.93
Camden Oasis (3)	Euless	TX	1986	548	602	72%	534	0.98
Camden Springs	Dallas	TX	1987	713	304	93%	533	0.75
Camden Valley Creek	Irving	TX	1984	855	380	93%	631	0.74
Camden Valley Park (4)	Irving	TX	1986	743	516	90%	686	0.92
Camden Valley Ridge	Irving	TX	1987	773	408	93%	565	0.73
Camden Westview	Lewisville	TX	1983	697	335	93%	577	0.83
Total Dallas/Ft. Worth	15	Properties		808	6,119	92%	690	0.85

CAMDEN	COMMUNITY TABLE
Community Statistics as of 6/30/10

(Unaudited)
2Q10 Avg
			Year Placed	Average	Apartment	2Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Belle Meade (1) (5)	Houston	TX	2010	1,414	119	Lease-up	2,644	1.87
Braeswood Place (1) (5)	Houston	TX	2009	1,042	340	Lease-up	1,423	1.37
Camden Baytown	Baytown	TX	1999	844	272	88%	818	0.97
Camden City Centre	Houston	TX	2007	932	379	92%	1,284	1.38
Camden Creek	Houston	TX	1984	639	456	92%	573	0.90
Camden Greenway	Houston	TX	1999	861	756	95%	1,006	1.17
Camden Holly Springs (1)	Houston	TX	1999	934	548	92%	862	0.92
Camden Midtown	Houston	TX	1999	844	337	96%	1,168	1.38
Camden Oak Crest	Houston	TX	2003	870	364	93%	808	0.93
Camden Park (1)	Houston	TX	1995	866	288	93%	762	0.88
Camden Plaza (1)	Houston	TX	2007	915	271	92%	1,215	1.33
Camden Royal Oaks	Houston	TX	2006	923	236	93%	1,099	1.19
Camden Steeplechase	Houston	TX	1982	748	290	93%	623	0.83
Camden Stonebridge	Houston	TX	1993	845	204	96%	786	0.93
Camden Sugar Grove (1)	Stafford	TX	1997	921	380	98%	859	0.93
Camden Travis Street (1) (5)	Houston	TX	2010	819	253	Lease-up	1,358	1.66
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,097	1.27
Camden Whispering Oaks	Houston	TX	2008	934	274	94%	966	1.03
Total Houston	18	Properties		878	6,661	94%	1,014	1.15

TOTAL TEXAS	44	Properties		834	16,644	95%	852	1.02

TOTAL PROPERTIES	185	Properties		918	63,658	94%	$920	$1.00

(1)	Communities owned through investment in joint venture.
(2)	Miramar is a student housing community which is excluded from total occupancy numbers.
(3)	Community held for sale as of June 30, 2010.
(4)	Community under redevelopment during 2Q10 are excluded from total occupancy numbers.
(5)	Completed communities in lease-up as of June 30, 2010 are excluded from total occupancy numbers.